                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        DENSE-PAC MICROSYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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
                          DENSE-PAC MICROSYSTEMS, INC.

                                7321 LINCOLN WAY
                         GARDEN GROVE, CALIFORNIA 92841



                                                                   JUNE 17, 1999



TO THE SHAREHOLDERS OF DENSE-PAC MICROSYSTEMS, INC.

The Annual Meeting of Shareholders of Dense-Pac Microsystems, Inc. (the "Company") will be held at the Company's offices located at 7321 Lincoln Way, Garden Grove, California on August 17, 1999 at 10:00 a.m., California time.

The Annual Report for the Fiscal Year ended February 28, 1999 is enclosed herewith. At the stockholders' meeting, we will discuss in more detail the subjects covered in the Annual Report as well as other matters of interest to stockholders.

The enclosed proxy statement explains the items of business to come formally before the Annual Meeting. As a stockholder, it is in your best interest to express your views regarding these matters by signing and returning your proxy. This will ensure the voting of your shares if you do not attend the Annual Meeting.

Your vote is important regardless of the number of shares of the Company's Stock you own, and all stockholders are cordially invited to attend the Annual Meeting. To ensure your representation at the Annual Meeting, please mark, sign, date and mail the enclosed proxy card promptly in the return envelope provided, which requires no postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.


                                    Sincerely yours,



                                    Richard J. Dadamo
                                    Chairman of the Board

                          DENSE-PAC MICROSYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 17, 1999




To The Shareholders of Dense-Pac Microsystems:

Notice is hereby given that the Annual Meeting of Shareholders of Dense-Pac Microsystems, Inc. will be held on Tuesday, August 17, 1999 at 10:00 a.m. at the Company's offices located at 7321 Lincoln Way, Garden Grove, California for the following purposes:

        I. To elect six directors for the ensuing year to serve until the next annual meeting of shareholders and until their successors are chosen.

        II. To transact such other business as may properly come before the Meeting and any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business, June 18, 1999, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting.

EVEN THOUGH YOU MAY EXPECT TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY CARD IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ACCOMPANYING ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.



                                    WILLIAM M. STOWELL
                                    Secretary



June 17, 1999

                          DENSE-PAC MICROSYSTEMS, INC.
                                7321 Lincoln Way
                         Garden Grove, California 92841


                                 PROXY STATEMENT



                               GENERAL INFORMATION


SOLICITATION, REVOCATION AND VOTING OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dense-Pac Microsystems, Inc. (the "Company"), for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on August 17, 1999, at the Company's offices located at 7321 Lincoln Way, Garden Grove, California, and at any and all adjournments thereof (the "Annual Meeting"). It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to shareholders on or about July 7, 1999.

The accompanying proxy, if properly executed and returned, will be voted as specified by the shareholder or, if no vote is indicated, the proxy will be voted FOR the Board's nominees for directors. In addition, as to any other matters or business which may be brought before the Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the persons voting the same, but management does not know of any such other matter or business. A shareholder may revoke his or her proxy at any time prior to the voting of shares by voting in person at the Meeting or by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking the proxy.

The costs of solicitation of proxies will be paid by the Company. In addition to soliciting proxies by mail, the Company's officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. Banks, brokers, fiduciaries and other custodians and nominees who forward proxy soliciting material to their principals will be reimbursed their customary and reasonable out-of-pocket expenses.

RECORD DATE AND VOTING RIGHTS

Only shareholders of record of the Company's Common Stock as of the close of business on June 18, 1999 will be entitled to vote at the Annual Meeting. On June 18, 1999, there were outstanding 18,535,469 shares of Common Stock, which constituted all of the outstanding voting securities of the Company, each of which is entitled to one vote per share. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present for purposes of determining the existence of a quorum.

In the election of directors only, each shareholder has the right to cumulate his or her votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares he or she is entitled to vote, or to distribute his or her votes on the same principle among as many candidates as he or she sees fit. No shareholder is entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice at the meeting prior to the voting of such shareholder's intention to cumulate his or her votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected directors. Broker non-votes and votes withheld have no legal effect.

If voting for directors is conducted by cumulative voting, the persons named on the enclosed proxy will have discretionary authority to cumulate votes among the nominees with respect to which authority was not withheld or, if the proxy either was not marked or was marked for all nominees, among all nominees. In any case, the proxies may be voted for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable.


                              ELECTION OF DIRECTORS

The six directors to be elected at the Annual Meeting will hold office until the next Annual Meeting of Shareholders and until the election of their respective successors. All proxies received by the Board of Directors will be voted for the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of any nominee who may be designated by the Board of Directors.

        THE BOARD RECOMMENDS VOTING "FOR" THE SIX NOMINEES LISTED BELOW.

        Set forth below is information concerning the nominees for director:

  NAME AND YEAR FIRST                       PRINCIPAL OCCUPATION
   BECAME A DIRECTOR    AGE              DURING THE PAST FIVE YEARS
  -------------------   ---              --------------------------
  Richard J. Dadamo      71   Mr. Dadamo is the principal of RJD Associates,
         1999                 Inc., a management consulting firm since 1981. Mr.
                              Dadamo served as interim CEO of the Company from
                              August 11, 1998 to January 29, 1999. Mr. Dadamo
                              had previously held top level positions at The
                              Earth Technology Corporation, American
                              International Devices, TRW, Inc. and Electronic
                              Memories and Magnetics. He has written two books
                              on management, holds management seminars, has a
                              monthly newsletter and is currently on the board
                              of directors of six private companies.


 Charles A. Dickinson    75   Mr. Dickinson has served twice as Chairman of the
         1998                 Board of Directors of Solectron Corporation since
                              1984 and is currently a director; was CEO of
                              privately held Vermont Microsystems, a graphics
                              board company; 1980 to 1984, President and CEO of
                              Dataproducts Corporation, an OEM supplier of
                              computer printers; 1977 to 1978, Vice President of
                              Manufacturing at Memorex. Prior to 1977, Mr.
                              Dickinson held various management positions at
                              Control Data Corporation in the memory and disk
                              drive businesses.

   Trude C. Taylor       78   Mr. Taylor is the principal of TC Associates, a
         1989                 management consulting firm, since 1986; currently
                              a director of Plantronics, Inc. and Xylan
                              Corporation, and a Trustee of Harvey Mudd College,
                              Claremont, California; Chairman of the Board of
                              Zehntel, Inc., a manufacturer of automatic test
                              equipment for subsystems and printed circuit
                              assemblies, from 1984 to 1988 and Chief Executive
                              Officer from 1984 to 1986.

   Robert Southwick      65   Mr. Southwick is an independent consultant to the
         1990                 electronics industry, specializing in the areas of
                              technology applications, market research, product
                              development and manufacturing processes, for over
                              20 years.

    Roger G. Claes       53   Mr. Claes is a partner and managing director of
         1989                 Euroventures Benelux Team B.V. which manages
                              Euroventures Benelux I B.V. and Euroventures
                              Benelux II B.V., European venture capital funds
                              which are shareholders of the Company, since 1987;
                              Managing Director of Euroventures Benelux I B.V.
                              since 1988.

      Ted Bruce          41   Mr. Bruce joined the Company as its president in
         1999                 1999 and took over as CEO a month later. Prior to
                              Dense-Pac, Mr. Bruce was at Toshiba America
                              Electronic Components from 1989, where he served
                              as Senior Manager of North America. He also served
                              as its Manager for the Card, SRAM and NonVolatile
                              departments and as a Product Marketing Engineer of
                              the standard speed SRAM. He is a 15-year veteran
                              of manufacturing, engineering, sales and marketing
                              within the semiconductor industry, in both
                              commercial and military markets.


DIRECTORS' COMPENSATION

The Company pays its non-employee directors $1,000 for each Board meeting attended and $300 for each Committee meeting attended which is not held on the same day as a Board meeting, and reimburses out-of-pocket expenses for attending such meetings. For the Fiscal Year 1999, the Company awarded stock options to certain non-employee directors as follows:

                           Number of Securities        Date of        Exercise     Expiration
Name                    Underlying Options Granted      Grant        Price/Share      Date
----                    --------------------------      -----        -----------      ----
 Charles Dickinson                20,000                9-23-98        $1.00        9-22-08


INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS

The Company's Board of Directors held eight meetings during the fiscal year ended February 28, 1999. Each director attended or participated in at least 75% of the Board meetings and/or their committee meetings (held during the period when he was a member thereof). The members of the Audit Committee are Robert Southwick and Trude C. Taylor. The Audit Committee is responsible for periodically reviewing the financial condition and the results of audit examinations of the Company with its independent accountants. The Audit Committee met once during the last Fiscal Year. The members of the Compensation Committee are Richard J. Dadamo and Charles Dickinson. The responsibilities of the Compensation Committee include reviewing and recommending to the Board the compensation, bonuses and employee benefits of officers. The Compensation Committee met twice during the last Fiscal Year. The Company also has a Stock Option Committee, which is responsible for administering the Company's stock option plans. The members of the Committee are Roger G. Claes and Trude C. Taylor. The Stock Option Committee met two times during the last Fiscal Year. The Company currently does not have a nominating committee.

                               EXECUTIVE OFFICERS

The following information is provided with respect to the Company's current executive officers.

TED BRUCE, age 41, was elected Chief Executive Officer in February 1999. See "Election of Directors" for background.

WILLIAM M. STOWELL, age 43, has served as Vice President, Finance and Chief Financial Officer of the Company since 1987. Mr. Stowell is a CPA with a Bachelor of Science in accounting from the University of Southern California and has a teaching credential in accounting and management information systems. Prior to joining the Company, he served as Chief Financial Officer for Hughes Enterprises and before as an audit manager at Price Waterhouse & Co.

JOHN P. SPRINT, age 37, was promoted to Executive Vice President-Operations in June 1999. Mr. Sprint joined the Company in 1990 as a test manager. He has served as the production and operations manager, and Vice President of Manufacturing before being elected Vice President of Operations in January 1998. From 1986 until joining the Company, Mr. Sprint was a manager in the test, manufacturing and thick film departments at Northrop Electronics Division.


Officers serve at the discretion of the Board of Directors.

                             EXECUTIVE COMPENSATION

The following tables provide information concerning the compensation of each person who served as chief executive officer during the last Fiscal Year and the other executive officers whose total salary and bonus exceeded $100,000 in Fiscal Year 1999 (the "Named Officers").

SUMMARY COMPENSATION TABLE


                                                ANNUAL COMPENSATION           LONG-TERM COMPENSATION
                                              ------------------------    -------------------------------
                                                                           Securities        All Other
        Name and                  Fiscal                                   Underlying      Compensation
        Principal Position         Year        Salary           Bonus      Options(#)           (1)
        ------------------       --------     --------        --------    -------------   ---------------
        Ted Bruce                    1999     $ 12,500        $  9,500       270,000
        Chief Executive
        Officer, President

        Richard J. Dadamo            1999     $ 79,800             -0-       100,000
        Former Chief
        Executive Officer

        William M. Stowell           1999     $145,000        $ 26,125       194,200(4)      $  2,000
        Chief Financial              1998     $125,000        $ 26,250        25,000         $  2,000
        Officer                      1997     $115,000(3)     $ 10,000        94,200(5)      $  2,000

        John P. Sprint               1999     $125,500        $ 27,500       213,600(4)      $  2,000
        Executive Vice               1998     $ 93,000        $ 15,000        50,000         $  2,000
        President-Operations         1997     $ 67,243(3)     $ 20,333        88,600(5)      $  2,000

        Aaron Uri Levy(6)            1999     $ 95,193        $ 56,250        75,000         $  2,000
        Former Chairman,             1998     $179,000        $ 87,500                       $    615
        Chief Executive              1997     $ 28,605        $ 17,500       500,000         $ 19,742(2)
        Officer, President


--------

(1) In Fiscal Year 1999, includes Company contributions to the 401 (k) Plan for each of named officer with a maximum contribution of $ 2,000. Other prerequisites for the employees listed in the table is less than $50,000 and 10% of the total of annual salary and bonus for such individual.

(2) Pertains to relocation expenses incurred with the hiring of Mr. Levy in January 1997.

(3) During Fiscal Year 1997, the Company terminated its variable compensation plan and reimbursed all employees the amount of salary reductions they had sustained during the fiscal year under such plan.

(4) During Fiscal Year 1999, the Company repriced options which has been issued during Fiscal Year 1999 as well as the previous two fiscal years. Pursuant to rules of the Securities and Exchange Commission, such repriced options are included in the number of options granted in Fiscal Year 1999 (the year in which they were repriced) and in the previous fiscal years (the years that they were issued).

(5) During Fiscal Year 1997, the Company repriced options which were originally granted in Fiscal Year 1996. Pursuant to rules of the Securities and Exchange Commission, such repriced options are included in the number of options granted in Fiscal Year 1997 (the year in which they were repriced).

(6) Mr. Levy resigned in July 1998. The salary and guaranteed bonus shown was paid to him between March 1998 and July 1998.

Employment Agreement

      The Company is party to an employment agreement with Mr. Bruce. The principal features of the agreement are described below:

Mr. Bruce is employed as president and chief executive officer of the Company pursuant to an employment agreement that commenced January 25, 1999 and provides for an annual base salary of $ 150,000. Included is a bonus program of 40% of the base salary, based on performance at target levels, and with a maximum payment of 200% of annual base salary based on performance at established levels above target levels. The bonuses are earned quarterly and measured to target goals each quarter. If the Company terminates this agreement at any time without cause, or if Mr. Bruce elects to terminate his employment for good reason during the first twelve months of employment, the Company will pay Mr. Bruce as severance pay, twelve month of his then base salary. If the Company does not continue his employment after the first year of his employment, he will then be paid in descending order one less month of his base salary for each month thereafter as of termination until there is a minimum of six months of severance.



                       OPTION GRANTS IN LAST FISCAL YEAR

                                              % of Total
                      Number of Securities  Options Granted      Exercise
                       Underlying Options   to Employees in      Price Per       Expiration
         Name             Granted(1)          Fiscal Year        Share(2)           Date
         ----         --------------------  ---------------      ---------       ----------
Ted Bruce                   270,000(3)             14.2%             1.19           1-5-09

Richard J. Dadamo           100,000(4)              5.3%             1.00          9-22-08

William M. Stowell           35,000(5)              1.8%             1.00         11-23-05
                             10,900(5)               .6%             1.00          2-23-07
                             23,300(5)              1.2%             1.00          2-23-07
                             25,000(5)              1.3%             1.00          2-23-07
                             25,000(5)              1.3%             1.00          9-04-07
                             50,000                 2.6%             1.00          4-26-08
                             25,000                 1.3%             1.00          9-22-08

John P. Sprint               50,000(5)              2.6%             1.00         11-23-05
                             25,000(5)              1.3%             1.00          9-04-07
                             13,600(5)               .7%             1.00          2-23-07
                             25,000(5)              1.3%             1.00          2-23-07
                             25,000(5)              1.3%             1.00          9-04-07
                             50,000                 2.6%             1.00          4-26-08
                             25,000                 1.3%             1.00          9-22-08

--------------

(1) Unless otherwise indicated, the options vest in 25% installments beginning one year after the grant date and are subject to earlier termination in the event of termination of employment, death and certain corporate events. Under the terms of the Company's Stock Option Plans, the Stock Option Committee may modify the terms of outstanding options, including the exercise price and vesting schedule. See "Severance Arrangements."

(2)   Fair market value of the Common Stock on the grant date.

(3) Vesting of the options are 60,000 shares 180 days from the date of employment, and as to additional increments of 70,000 shares at each of the first and second anniversaries of the date of employment, and as to the remaining 70,000 shares at the third anniversary, at which time it will be vested as to 100%.

(4)   Vesting of the options are 50,000 on 1/1/99 and 50,000 on 1/1/00.

(5) These grants arose from the re-pricing as described in the footnotes to the "Summary Compensation Table" and described herein.


              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES


                                                              Number of Securities                Value of Unexercised
                                                              Underlying Options at               In-the-Money Options
                          Shares                                 Fiscal Year-End                  at Fiscal Year-End(2)
                        Acquired on         Value         ------------------------------     -----------------------------
      Name                Exercise        Realized(1)     Exercisable      Unexercisable     Exercisable     Unexercisable
      ----              -----------       -----------     -----------      -------------     -----------     -------------
Richard J. Dadamo                0                0           50,000           50,000         $ 43,750         $ 43,750
Ted Bruce                        0                0                0          270,000                0          184,950
William M Stowell                0                0          193,450          120,000           68,400          120,500
John P. Sprint              13,600                0           74,000          138,750           59,500          120,300

-------------

(1) Represents the difference between the aggregate market value on the date of exercise and the aggregate exercise price.

(2) Represents the difference between the aggregate market value on February 28, 1999 ($1.875 share) and the aggregate exercise price.


REPORT OF THE STOCK OPTION COMMITTEE ON OPTION RE-PRICING

        On September 23, 1998, the Stock Option Committee approved the re-pricing of a total of 973,700 stock options held by all employees under the 1996 Stock Option Plan. The stock options had been granted from November 1995 to June 1998 and at prices from $1.89 to $3.78, vested at 25% per year beginning one year after the grant date, and expired after 10 years. The exercise price of the options was changed to $ 1.00, representing a premium to fair market value of the Common Stock, which was $ .625 on September 23, 1998. No other terms of the options were changed.

        The Committee approved the option re-pricing because it believes that providing an equity interest in the Company is an important factor in the Company's ability to attract and retain key employees that are critical to the Company's long-term success. In determining to approve the option repricing, the committee also considered that the market price of the Common Stock had declined significantly since the options had been awarded and that the Company's chief executive officer had resigned in July 1998. The committee also wanted to provide an incentive in order to retain all of the key employees during a tough period and maintain a good morale with the employees in order to reverse the trend of the revenues at the Company. Based on the foregoing factors, the Committee decided that the option re-pricing was appropriate to provide the employees with a meaningful equity incentive in the Company.


                              CERTAIN TRANSACTIONS


Prior the amendment described below, the Company had outstanding loans in the principal amount of $1.8 million payable to Euroventures Benelux II B.V., a Netherlands corporation ("Euroventures"), and $100,000 payable to Trude C. Taylor, a director of the Company. The principal amount of the loans was due in October/November 1999 and bore interest at the rate of 5% per annum with respect to $1.8 million and 8% per annum with respect to $100,000.

On April 8, 1999, the Company amended the terms of the loan agreement. Under the terms of the amendment, $ 1,200,000 of the outstanding principal was converted into 662,069 shares of common stock at $ 1.8125, representing the current market price on the date of the amendment. The remaining outstanding principal would accrue interest at 8.75% per annum, with interest payments due quarterly and the principal due on December 31, 2000. At the election of the lenders, the remaining outstanding principal may be converted into common stock based on the same price and terms defined in the agreement.

The loans are secured by all of the Company's assets, but Euroventures agreed to release its security interest in the Company's assets if and when a formal credit facility has been offered to the Company. This will allow the Company to obtain conventional bank financing, secured by the Company's assets.

In connection with certain amendments to the terms of its loan in October 1995, the Company issued Euroventures four-year warrants to purchase 375,000 shares of Common Stock at $7.00 per share. The warrants are redeemable by the Company if the Company's stock price reaches $9.00 per share for 20 consecutive trading days. The warrant exercise price will be subject to downward adjustment if the Company sells Common Stock at a price which is less than $7.00 per share, excluding issuance's pursuant to warrants outstanding at April 1, 1996 and any issuance's pursuant to the Company's stock option plans. In addition, Euroventures has the right to require the Company to register the shares underlying the warrants under the Securities Act of 1933, as amended.

Euroventures is a major shareholder of the Company. See "Ownership of Common Stock." Roger G. Claes, a director of the Company, is a partner and managing director of Euroventures Benelux Team B.V., which manages Euroventures.

                            OWNERSHIP OF COMMON STOCK

The following table sets forth certain information as of June 18, 1999, with respect to ownership of the Company's Common Stock by each person who is known by the Company to own beneficially 5% or more of the Common Stock, each Named Officer, each director of the Company, each nominee for director, and all executive officers and directors of the Company as a group.

                                                Shares
                                             Beneficially              Percentage
       Name *                                    Owned                 Ownership
       ------                                ------------              ---------
       EBTB II B.V                             5,789,760(1-5)               30.0%
       Euroventures Benelux Team B.V
       Julianaplein 10
       NL-5211 BC's Hertogenbosch
       The Netherlands
       Euroventures Benelux I  B.V             2,498,879(4)                 12.9%
       Julianaplein 10
       NL-5211 BC's Hertogenbosch
       The Netherlands
       Euroventures Benelux II  B.V            3,290,881(2-5)               17.1%
       Julianaplein 10
       NL-5211 BC's Hertogenbosch
       The Netherlands

Current directors, director nominees, and executive officers:

       Roger G. Claes                              8,500(4)                   **
       Richard J. Dadamo                         100,000(6)                   **
       Ted Bruce                                  70,000(7)                   **
       William M. Stowell                        265,700(8)                  1.4%
       Robert Southwick                           14,000(9)                   **
       Trude C. Taylor                           285,839(10)                 1.5%
       Charles A. Dickinson                          -0-                      **
       John P. Sprint                             86,500(11)                  **

       All executive officers and                775,367(12)                 4.8%
       directors as a group(8)

-------------

*  Includes addresses of 5% or more shareholders.

** Less than 1%.

(1) Includes the shares owned by Euroventures Benelux I B.V. and Euroventures Benelux II B.V., which are widely held venture capital funds. According to filings made with the Securities and Exchange Commission pursuant to
      Section 13(d) of the Securities Exchange Act of 1934, Euroventures Benelux Team B.V. is the investment manager of both such funds and has voting and dispositive power over their shares of the Company's Common Stock, and EBTB II B.V. is an indirect beneficial owner of such shares. Under the rules set forth pursuant to the Securities Exchange Act of 1934, more than one person may be deemed to be a beneficial owner of the same securities. See Notes (2) and (3).

(2) Includes 375,000 shares subject to currently exercisable warrants. See Notes (1) and (3) and (4).

(3) Includes 331,034 shares which Euroventures II has the right to acquire upon conversion of a $600,000 loan due December 31, 2000.

(4) Mr. Claes is managing director of Euroventures Benelux I B.V. and a partner and managing director of Euroventures Benelux Team B.V. and EBTB II B.V. See Note (1).

(5) Includes 662,069 shares of the Company's stock converted on April 8, 1999 from a note payable from the Company.

(6) Includes 100,000 shares subject to options which are exercisable within 60 days.

(7) Includes 70,000 shares subject to options which are exercisable within 60 days.

(8) Includes 148,138 shares subject to options which are exercisable within 60 days.

(9) Represents 14,000 shares subject to options which are exercisable within 60 days.

(10) Includes 20,000 shares subject to options which are exercisable within 60 days. Also, includes 55,172 shares which Mr. Taylor has the right to acquire upon conversion of a $100,000 loan due, December 31, 2000.

(11) Includes 51,200 shares subject to options which are exercisable within 60 days.

(12)  See Notes (4) and (6) through (11) above.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During Fiscal Year 1999, to the Company's knowledge no persons filed late reports under Section 16(a) of the Securities Exchange Act of 1934. In making these disclosures, the Company has relied solely on written representations of its directors, executive officers and 10% shareholders and copies of the reports that they have filed with the Securities and Exchange Commission.

                              SHAREHOLDER PROPOSALS

Any shareholder intending to submit to the Company a proposal for inclusion in the Company's Proxy Statement and proxy for the 2000 Annual Meeting must submit such proposal so that the Company receives it no later than March 12, 2000.


                                  ANNUAL REPORT

A copy of the Annual Report on Form 10-KSB for the 1999 Fiscal Year, including the financial statements and the financial statements schedules required to be filed with the U.S. Securities and Exchange Commission, may be obtained by each stockholder of record and each beneficial holder on the record date, without charge. Copies of exhibits to the Form 10-KSB are available for a reasonable fee. All such requests should be made in writing to the Company at 7321 Lincoln Way, Garden Grove, California 92841, attention William M. Stowell, Chief Financial Officer.


                             DISCRETIONARY AUTHORITY

While the Notice of Annual Meeting of Shareholders calls for the transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented for action by the shareholders other than as set forth above. The enclosed proxy gives discretionary authority, however, to vote such proxy as the proxy holder determines in the event any additional matters should be presented.



                               WILLIAM M. STOWELL
                                    Secretary



July 7, 1999

                          DENSE-PAC MICROSYSTEMS, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                AUGUST 17, 1999

    KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints TED BRUCE and WILLIAM M. STOWELL, and each of them, the attorneys and proxies of the undersigned with full power of substitution to appear and to vote all of the shares of Common Stock of Dense-Pac Microsystems, Inc. held of record by the undersigned on June 18, 1999 at the Annual Meeting of Shareholders to be held on August 17, 1999, or any adjournment thereof, as designated below.

(1) ELECTION OF DIRECTORS:        [ ] FOR all nominees listed below               [ ] WITHHOLD AUTHORITY
                                  (except as indicated to the contrary below).    to vote for all nominees listed below.

Ted Bruce, Roger G. Claes, Richard J. Dadamo, Robert Southwick, Trude C. Taylor,
                              Charles A. Dickinson

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

(2) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                 (Continued and to be signed on the other side)

                         (Continued from reverse side)

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DENSE-PAC MICROSYSTEMS, INC. IF NO VOTE IS INDICATED, THIS PROXY WILL BE VOTED WITH AUTHORITY FOR THE ELECTION OF DIRECTORS.

    YOU ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THIS PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

                                                       Date:

 -------------------------------------------------------------------------, 1999

                                                       -------------------------
                                                               SIGNATURE

                                                       -------------------------
                                                               SIGNATURE

                                                       IMPORTANT: Please sign
                                                       exactly as your name or
                                                       names appear on the share
                                                       certificates and when
                                                       signing as an attorney,
                                                       executor, administrator,
                                                       trustee or guardian, give
                                                       your full title as such.
                                                       If the signatory is a
                                                       corporation, sign the
                                                       full corporate name by
                                                       duly authorized officer,
                                                       or if a partnership, sign
                                                       in partnership name by
                                                       authorized person.